SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A


                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Check the appropriate box:


[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

[ ]      Definitive Proxy Statement

[x]      Definitive Additional Materials

[ ]      Soliciting Material under Rule 14a-12



                       NEW YORK REGIONAL RAIL CORPORATION
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

    ------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

    ------------------------------------------------------------------------

(5) Total fee paid:

[ ] Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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                              AN IMPORTANT REMINDER
================================================================================



Dear Stockholder of New York Regional Rail Corporation:

         We recently mailed you a consent statement and consent card for your vote on a number of important proposals.

         According to our latest records, your consent has not been returned. Regardless of the number of shares you may own, it is very important that they be represented.

The deadline for submitting your consent is 5:00 P.M., Eastern Daylight Time on August 13, 2004. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED CONSENT CARD PROMPTLY TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

If you have any questions, please call our proxy solicitor, The Altman Group, Inc., toll free at 1-800-217-0538.


















                       IF YOU HAVE RECENTLY RETURNED YOUR
                     CONSENT, PLEASE ACCEPT OUR APPRECIATION
                          AND DISREGARD THIS REMINDER.